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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) APRIL 29, 2002

                                 WRC MEDIA INC.

             (Exact Name of Registrant as Specified in Its Charter)

                   Delaware
----------------------------------------------     -----------------------------
(State of other jurisdiction of incorporation)       (Commission File Number)

                  512 Seventh Avenue, New York, New York 10018
                  --------------------------------------------

                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (212) 768-1150

                                 Not Applicable
                                 --------------

          (Former name or former address, if changed since last report)

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ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

The Audit Committee of the Board of Directors of WRC Media Inc. ("WRC") annually considers and recommends to the Board the selection of WRC's independent public accountants. As recommended by WRC's Audit Committee, WRC's Board of Directors on April 29, 2002 decided to no longer engage Arthur Andersen LLP ("Andersen") as WRC's independent public accountants and engaged Deloitte & Touche LLP to serve as WRC's independent public accountants for 2002.

Andersen's reports on WRC's consolidated financial statements for the past two years did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. Andersen's report on WRC's consolidated financial statements for 2001 has been issued on an unqualified basis in conjunction with the publication of WRC's filing of its Annual Report on Form 10-K on March 13, 2002.

During WRC's two most recent fiscal years and through the date of this Form 8-K, there were no disagreements with Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Andersen's satisfaction, would have caused them to make reference to the subject matter in connection with their report on WRC's consolidated financial statements for such years; and there were no reportable events, as listed in Item 304(a)(1)(v) of Regulation S-K.

WRC provided Andersen with a copy of the foregoing disclosures. Attached, as
Exhibit 1 is a copy of Andersen's letter, dated April 30, 2002, stating its agreement with such statements.

During WRC's two most recent fiscal years and through the date of this Form 8-K, WRC did not consult Deloitte & Touche with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on WRC's consolidated financial statements, or any other matters or reportable events listed in Items 304(a)(2)(i) and (ii) of Regulation S-K.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

c)  Exhibits.  The following exhibits are filed with this documents.

       Exhibit
       Number     Description
       ------     -----------

       16 Letter from Arthur Andersen LLP to the Securities and Exchange Commission dated April 30, 2002

       99.1       Press Release dated May 1, 2002

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                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 WRC MEDIA INC.


                                   BY:  /s/  Richard Nota
                                        ----------------------------
                                        Vice President - Finance


Dated:  May 1, 2002

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                                  EXHIBIT INDEX


       Exhibit
       Number       Description
       ------       -----------

       16 Letter from Arthur Andersen LLP to the Securities and Exchange Commission dated April 30, 2002

       99.1         Press Release dated May 1, 2002

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